                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC  20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                September 5, 1996

- --------------------------------------------------------------------------------
               (Date of Report - date of earliest event reported)


                           Legal Research Center, Inc.

- --------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


Minnesota                            0-26548                          41-1680384

- --------------------------------------------------------------------------------
(State or other                    (Commission                     (IRS Employer
jurisdiction of                    file number)              Identification No.)
incorporation)


700 Midland Square Building
331 Second Avenue South
Minneapolis, Minnesota  55401                                              55447

- --------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                                 (612) 332-4950

- --------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

     On September 3, 1996, Legal Research Center, Inc. (the "Company") approved the sale of an aggregate of 1,040,000, shares of its Common Stock to three of its officers and/or directors and the sale of 15% of the issued and outstanding shares of its wholly-owned subsidiary, The CyberLaw Office, Inc., to another director. Christopher R. Ljungkull, the Chief Executive Officer and a director of the Company, purchased 500,000 shares of Common Stock of the Company for an aggregate purchase price of $945,312.50, or approximately $1.89 per share, the closing asked price of the Company's Common Stock on September 4, 1996. James
R. Siedl, the President of the Company and a director, also purchased 500,000 shares of the Company's Common Stock for an aggregate purchase price of $945,312.50, or $1.89 per share. James J. Siefert, a director of the Company, purchased 40,000 shares of the Company's Common Stock for an aggregate purchase price of $75,625, also equal to $1.89 per share. These individuals paid for these shares pursuant to the terms and conditions of a seven year promissory note carrying interest at 8.5% per annum. The promissory notes are secured by a stock pledge of the shares purchased, but are otherwise non-recourse against these individuals. The promissory notes are not due and payable until seven years from the date of issuance.

     On July 25, 1996, Arun K. Dube, the Chairman of the Board of the Company and the Chief Executive Officer and President of The CyberLaw Office, Inc., purchased 15% of the issued and outstanding shares of The CyberLaw Office, Inc. from the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits:

          10.1 Stock Subscription Agreement, dated September 3, 1996, by and between the Company and Christopher R. Ljungkull, together with Exhibits thereto.

          10.2 Stock Subscription Agreement, dated September 3, 1996, by and between the Company and James R. Siedl, together with Exhibits thereto.

          10.3 Stock Subscription Agreement, dated September 3, 1996, by and between the Company and James J. Siefert, together with Exhibits thereto.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: September 16, 1996.

                                        LEGAL RESEARCH CENTER, INC.



                                        By    /s/ Christopher R. Ljungkull
                                           --------------------------------
                                             Christopher R. Ljungkull,
                                             Chief Executive Officer


                                       -3-